Exhibit 10.70

ACKNOWLEDGMENT OF PAYMENT, SATISFACTION AND PARTIAL TERMINATION

This ACKNOWLEDGMENT OF PAYMENT, SATISFACTION AND PARTIAL TERMINATION (this “Acknowledgement”) is made as of March 29, 2024 (the “Effective Date”) by and between KGPLA HOLDINGS LLC (the “Lender”) and ATHENA BITCOIN GLOBAL (the “Borrower”, and together with the Lender, each a “Party” and, collectively, the “Parties”), in connection with that certain Senior Secured Loan Agreement dated as of May 15, 2023, by and among, on the one hand, the Borrower, ATHENA BITCOIN, INC., ATHENA HOLDINGS EL SALVADOR SA DE CV and, on the other hand, the Lender, its successors and/or assigns (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Loan Agreement.

Pursuant to Section 2.05 of the Loan Agreement, the Borrower has the right to prepay the term loan and Revolving Credit Loans advanced to the Borrower by the Lender under Article II of the Loan Agreement (the “Term and Revolving Loans”), in whole or in part, at any time without penalty.

The Lender acknowledges that, as of March 28, 2024, the Borrower has repaid in full and satisfied all of its Obligations under the Loan Agreement in respect of the Term and Revolving Loans, including repayment of principal, accrued interest and fees outstanding and due to the Lender in respect of the Term and Revolving Loans, including under that certain Term Loan Note dated May 15, 2023 in the original amount of US$65,000.00 made by the Borrower in favor of the Lender and that certain Senior Secured Revolving Credit Promissory Note in the original amount of US$4,000,000.00 made by the Borrower in favor of the Lender (collectively, the “Payoff”).

For clarity, the Payoff relates only to the Term and Revolving Loans, and not to that certain Amended and Restated Secured Convertible Debenture dated May 15, 2023 in the original principal amount of US$3,000,000.00 in favor of the Lender (the “Debenture”) as contemplated under the Loan Agreement.

As a result of the Payoff, and pursuant to the terms of the Loan Agreement, the obligations and rights of the Parties under the Loan Agreement in respect of the Term and Revolving Loans as of the Effective Date are terminated, and neither of the Parties shall have any further obligation or commitment to the other Party in respect thereof, other than any such obligation or commitment which expressly or by its nature shall survive the Payoff. For clarity, the Lender shall have no further obligation to make any Revolving Credit Loans to the Borrower.

Notwithstanding anything to the contrary in this Acknowledgment, nothing herein will be construed as a termination of the Loan Agreement, the terms of which shall remain in full force in effect other than as modified by this Acknowledgment, which shall remain in full force and effect by its terms, together with the Security Documents, until such time that the Borrower pays and satisfies fully the Debenture. As such the Parties acknowledge and agree that the Debenture and the Securities Documents, and the liens granted and recorded thereunder, will remain in full force and effect until repayment in full and satisfaction of all obligations to the Lender in respect of the Debenture.

This Acknowledgment may be executed in one or more counterparts and through electronic means, each of which together will constitute one in the same document, and may be delivered electronically. This Acknowledgment is governed by and must be construed in accordance with the laws of the State of Florida, regardless of conflicts of law principles. Any dispute arising out of or related to this Acknowledgment shall be exclusively resolved in accordance with Sections 8.09 and 8.10 of the Loan Agreement.

[Signature Page Follows]

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[Signature Page to Acknowledgment of Payment, Satisfaction and Partial Termination]

IN WITNESS WHEREOF, the Parties have caused this Acknowledgment to be executed and delivered as of the Effective Date:

LENDER:

KGPLA HOLDINGS LLC

By: /s/ Jason Lu
Name: Jason Lu
Title: Manager

BORROWER:

ATHENA BITCOIN GLOBAL

By: /s/ Matias Goldenhorn
Name: Matias Goldenhorn
Title: CEO

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